Exhibit 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Darryl L. Canfield, Chief Financial Officer of Biophan Technologies, Inc. (the "Company"), certify to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended May 31, 2007 of the Company, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        Date: July 6, 2007


                                        /s/ Darryl L. Canfield
                                        ----------------------------------------
                                        Darryl L. Canfield
                                        Chief Financial Officer